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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2001


                             EXTREME NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

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
            Delaware                         000-25711                      77-0430270
---------------------------------   --------------------------  -----------------------------------
 (State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification No.)
         incorporation)


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                               3585 Monroe Street
                          Santa Clara, California 95051
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 579-2800




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Matters.

     On October 17, 2001, Extreme Networks, Inc. ("Extreme") issued a press release announcing its first quarter financial results for the period ending September 30, 2001, which press release included forward-looking statements relating to 2002. A copy of the press release issued by Extreme regarding the foregoing first quarter financial results, together with forward-looking statements relating to 2002, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     Exhibits.

Exhibit No.      Description
-----------      -----------

   99.1 Press Release dated October 17, 2001 regarding financial information for Extreme for the fiscal quarter ended September 30, 2001 and forward-looking statements relating to 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  EXTREME NETWORKS, INC.


Date: October 23, 2001                            By: /s/ Harold L. Covert
                                                      --------------------------
                                                      Harold L. Covert
                                                      Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

   99.1 Press Release dated October 17, 2001 regarding financial information for Extreme for the fiscal quarter ended September 30, 2001 and forward-looking statements relating to 2002.